EXHIBIT 1

                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002


On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

--------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
Name: Antonio Carlos Valente da Silva              General Taxpayers' Register:
                                                   371.560.557-04
Qualification: Member of the Board of Directors
--------------------------------------------------------------------------------


                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                             Same kind         Total
    Share                                 COMMON                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 COMMON                                   1             0.00          0.00


                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002


On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

--------------------------------------------------------------------------------

COMPANY NAME: PERDIGAO S.A.
Name: Adezio de Almeida Lima                       General Taxpayers' Register:
                                                   342.530.507-78
Qualification: Member of the Board of Directors
--------------------------------------------------------------------------------


                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 COMMOM                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 COMMON                                   1             0.00          0.00



                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002


On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


--------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
Name: Carlos Eduardo da Silva Bessa                General Taxpayers' Register:
                                                   054.433.427-20
Qualification: Member of the Board of Directors
--------------------------------------------------------------------------------


                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00


                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002


On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

--------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
Name: Eggon Joao da Silva                          General Taxpayers' Register:
                                                   009.955.179-91
Qualification: Member of the Board of Directors
--------------------------------------------------------------------------------


                                                    OPENING BALANCE

  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                       1,563          0.01          0.00
    Share                               Common (1)                                 1,566,862         10.13          3.51
    Share                               Preferred                                     91,408          0.31          0.20
    Share                             Preferred (1)                                1,768,172          6.06          3.96

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                       1,563          0.01          0.00
    Share                               Common (1)                                 1,566,862         10.13          3.51
    Share                               Preferred                                     91,408          0.31          0.20
    Share                             Preferred (1)                                1,768,172          6.06          3.96


(1) Indirect participation through the company Weg S.A.


                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002


On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


--------------------------------------------------------------------------------

COMPANY NAME: PERDIGAO S.A.
Name: Luiz Carlos Fernandes Afonso                 General Taxpayers' Register:
                                                   035.541.738-35
Qualification: Member of the Board of Directors
--------------------------------------------------------------------------------


                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00



                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002


On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


--------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
Name: Francisco Ferreira Alexandre                 General Taxpayers' Register:
                                                   301.479.484-87
Qualification: Member of the Board of Directors
--------------------------------------------------------------------------------


                                                    OPENING BALANCE

  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00

                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00


                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002


On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

--------------------------------------------------------------------------------

COMPANY NAME: PERDIGAO S.A.
Name: Jaime Hugo Patalano                          General Taxpayers' Register:
                                                   011.141.237-49

Qualification: Member of the Board of Directors
--------------------------------------------------------------------------------


                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                                 Common                                   1             0.00          0.00



                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002


On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

--------------------------------------------------------------------------------

COMPANY NAME: PERDIGAO S.A.
Name: Luciano Carvalho Ventura                     General Taxpayers' Register:
                                                   018.153.854-72
Qualification: Member of the Audit Committee
--------------------------------------------------------------------------------


                                                    OPENING BALANCE

  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                  12            0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                  12            0.00          0.00


                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

--------------------------------------------------------------------------------
COMPANY NAME: PERDIGAO S.A.
Name: Wang Wei Chang                               General Taxpayers' Register:
                                                   534.698.608-15
Qualification: Chief Financial Officer
--------------------------------------------------------------------------------


                                                    OPENING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                  2             0.00          0.00
                                                    CLOSING BALANCE
  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                  2             0.00          0.00



                                 INDIVIDUAL FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

--------------------------------------------------------------------------------

COMPANY NAME: PERDIGAO S.A.
Name: Wlademir Paravisi                            General Taxpayers' Register:
                                                   387.161.009-72
Qualification: Supply Chain Director
--------------------------------------------------------------------------------


                                                    OPENING BALANCE

  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                 300            0.00          0.00
                                                    CLOSING BALANCE

  Security/                     Characteristic of Security                       Number              % interest
  Derivative
                                                                                               Same kind       Total
    Share                               Preferred                                 300            0.00          0.00


                                CONSOLIDATED FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
  MANAGEMENT AND        (X) BOARD OF DIRECTORS         ( ) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
                                                      OPENING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                 Common                                       1,569         0.01            0.00
      Share                               Common (1)                                 1,566,862        10.13            3.51
      Share                                Preferred                                    91,408         0.31            0.20
      Share                              Preferred (1)                               1,768,172         6.06            3.96
                                                      CLOSING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                 Common                                       1,569         0.01            0.00
      Share                               Common (1)                                 1,566,862        10.13            3.51
      Share                                Preferred                                    91,408         0.31            0.20
      Share                              Preferred (1)                               1,768,172         6.06            3.96


(1) Indirect participation through the company Weg S.A.



                                CONSOLIDATED FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         ( ) EXECUTIVE     (X) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
                                                      OPENING BALANCE

    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                12             0.00          0.00
                                                      CLOSING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                12             0.00          0.00


                                CONSOLIDATED FORM
                   MANAGEMENT AND RELATED PERSON NEGOTIATION -
                  ARTICLE 11 - CVM INSTRUCTION NUMBER 358/2002

On May, 2003 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


COMPANY NAME: PERDIGAO S.A.
  MANAGEMENT AND        ( ) BOARD OF DIRECTORS         (X) EXECUTIVE     ( ) AUDIT COMMITTEE        ( ) TECHNICAL AND
  RELATED PERSON                                          OFFICERS                                 CONSULTANT AGENCIES
                                                      OPENING BALANCE
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                 2             0.00          0.00
                                                     CLOSING BALANCE *
    Security/                     Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                302            0.00          0.00


* The Closing Balance includes the new Supply Chain Director, elected at the Board Meeting of May 20, 2003.
